UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN THE PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12.

Cinemark Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CINEMARK™

P.O. BOX 8016, CARY, NC 27512-9903



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Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting To Be Held On May 15, 2024 For Stockholders of Record as of March 20, 2024

To order paper materials, use one of the following methods.

Internet:
www.investorelections.com/CNK

Call:
1-866-648-8133

Email:
paper@investorelections.com

If requesting material by e-mail, please send a blank e-mail with the 12-digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Your control number

Have the 12-digit control number located in the box above available when you access the website and follow the instructions.

Cinemark Holdings, Inc.
Annual Meeting of Stockholders

Wednesday, May 15, 2024, 8:30 AM, Central Daylight Time

Cinemark West Plano and XD Theater 3800 Dallas Parkway, Plano, TX 75093-7859

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/CNK

To vote your proxy while visiting this site, you will need the 12-digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. To receive a paper package in time for this year's meeting, you must make this request no later than May 3, 2024.

SEE REVERSE FOR FULL AGENDA

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CINEMARKTM THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 1. PROPOSAL Election of Class II directors, each for a term that expires in 2027. 1.01 Darcy Antonellis 1.02 Carlos Sepulveda 1.03 Mark Zoradi Cinemark Holdings, Inc. Annual Meeting of Stockholders 2. Advisory vote to approve compensation of named executive officers. 3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. 4. Vote to approve the Cinemark Holdings, Inc. 2024 Long-Term Incentive Plan.